UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) August 24, 2005


                      WACHOVIA MORTGAGE LOAN TRUST, LLC
            (Exact name of registrant as specified in its charter)

       United States                 333-126164                     20-3168291
----------------------------  --------------------------   --------------------
----------------------------  --------------------------   --------------------
      (State or other         (Commission File Number)         (IRS Employer
      jurisdiction of                                       Identification No.)
      incorporation)

         One Wachovia Center
      301 South College Street,
           NC5578-Suite G
      Charlotte, North Carolina                         28288-5578
--------------------------------------    -------------------------------------
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   (Address of principal executive                      (Zip Code)
               office)

Registrant's telephone number, including area code (704) 715-8239.

                                       N/A
                 (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                   Information to be Included in the Report

Section 8 - Other Events.

ITEM 8.01.  Other Events.

      On August 24, 2005, Wachovia Mortgage Loan Trust, LLC, a Delaware limited liability company (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 2005-A, Class 1-A-1, Class 1-A-R, Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 4-A-1, Class 4-A-2, Class B-1, Class B-2 and Class B-3 Certificates (the "Offered Certificates"), having an aggregate original principal balance of $444,058,100. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated August 24, 2005, among the Registrant, as depositor, Wachovia Bank, National Association, as certificate administrator, Wells Fargo Bank, N.A. and National City Mortgage Co., as servicers, and U.S. Bank National Association, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 2005-A, Class B-4, Class B-5 and Class B-6 Certificates, having an aggregate initial principal balance of $4,486,793.92 (the "Private Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

            As of the date of initial issuance, the Offered Certificates evidenced an approximate 99.00% undivided interest in a trust (the "Trust"), consisting principally of four pools of adjustable interest rate, conventional, monthly pay, fully-amortizing, one- to four-family residential first mortgage loans. The remaining undivided interests in the Trust are evidenced by the Private Certificates distributions on which are subordinated to distributions on the Offered Certificates.

            Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amounts are sufficient therefor.

            Elections will be made to treat the Trust as two separate REMICs for federal income tax purposes (each a "REMIC"). The Offered Certificates will be treated as "regular interests" in one of the REMICs and the Class 1-A-R Certificate will be treated as sole class of the "residual interests" in each REMIC.

Section 9 - Financial Statements and Exhibits

ITEM 9.01 (c). Exhibits.

Item 601(a) of
Regulation S-K
Exhibit No.              Description

Exhibit 3.1              Amended and Restated Limited Liability Company
                         Agreement

Exhibit 4.1 Pooling and Servicing Agreement, dated August 24, 2005, among Wachovia Mortgage Loan Trust, LLC, as depositor, Wachovia Bank, National Association, as certificate administrator, Wells Fargo Bank, N.A. and National City Mortgage Co., as servicers, and U.S. Bank National Association, as trustee

Exhibit 4.3 Mortgage Loan Purchase Agreement, dated August 24, 2005, among Wachovia Mortgage Loan Trust, LLC, as purchaser, and Wachovia Bank, National Association, as seller





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:      September 9, 2005


                                    WACHOVIA MORTGAGE LOAN TRUST, LLC



                                    By: /s/ Robert J. Perret
                                        ----------------------
                                        Name: Robert J. Perret
                                        Title:   Director


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                                  Exhibit Index


Exhibit No.              Description

Exhibit 3.1              Amended and Restated Limited Liability Company
                         Agreement

Exhibit 4.1 Pooling and Servicing Agreement, dated August 24, 2005, among Wachovia Mortgage Loan Trust, LLC, as depositor, Wachovia Bank, National Association, as certificate administrator, Wells Fargo Bank, N.A. and National City Mortgage Co., as servicers, and U.S. Bank National Association, as trustee

Exhibit 4.3 Mortgage Loan Purchase Agreement, dated August 24, 2005, among Wachovia Mortgage Loan Trust, LLC, as purchaser, and Wachovia Bank, National Association, as seller